                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement         / /  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to section 240.14a-11(c) or section
     240.14a-12

                             Crystal Mountain, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
                     THIS IS A CONFIRMING ELECTRONIC COPY
                  OF THE DEF 14A THAT WAS FILED IN PAPER ON
                              NOVEMBER 11, 1995


                             CRYSTAL MOUNTAIN, INC.
                           ONE CRYSTAL MOUNTAIN BLVD.
                      CRYSTAL MOUNTAIN, WASHINGTON  98022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 11, 1995

To The Shareholders of CRYSTAL MOUNTAIN, INC.

         The annual meeting of shareholders of Crystal Mountain, Inc., will be held at the Seattle Marriott Hotel, 3201 South 176th Street, Seattle, Washington, 98188, at 7:30 p.m., on Monday, December 11, 1995, for the following purposes:

         1. To set the size of the Board of Directors at twelve (12) persons until the next annual meeting of the shareholders.

         2.      To vote for nominees for election to the Board of Directors.

         3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Class A and Class B shareholders of record as of the close of business on October 20, 1995, are entitled to notice of and to vote at the annual meeting.

November 11, 1995                                        /s/ Lawrence E. Hard
                                                                Secretary

                                   IMPORTANT

       The vote of each shareholder is important, whatever the number of shares held, and whether or not you plan to attend the meeting, so please promptly sign and return the accompanying proxy card in the enclosed envelope. PLEASE NOTE THAT YOUR VOTE CANNOT BE COUNTED UNLESS YOU SIGN AND RETURN THE PROXY CARD OR ATTEND THE MEETING AND VOTE BY BALLOT.

                             CRYSTAL MOUNTAIN, INC.
                           ONE CRYSTAL MOUNTAIN BLVD.
                      CRYSTAL MOUNTAIN, WASHINGTON  98022
                               NOVEMBER 11, 1995

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             CRYSTAL MOUNTAIN, INC.
                                 TO BE HELD ON
                               DECEMBER 11, 1995

                              GENERAL INFORMATION

         The accompanying proxy is solicited on behalf of the Board of Directors of Crystal Mountain, Inc. (the "Company"), for use at the annual meeting of shareholders to be held at the Seattle Marriott Hotel, 3201 South 176th Street, Seattle, Washington, 98188, at 7:30 p.m., on December 11, 1995, and any adjournment or adjournments thereof.

         A proxy, once executed and returned, may be revoked at any time, if it has not been exercised, either by execution of another proxy or other writing which revokes the earlier proxy, delivered to the Secretary of the Company, bearing a later date, or by the vote of the shareholder in person at the meeting.

         Shares represented by properly executed proxies received in the accompanying form will be voted in accordance with the instructions contained therein. In the absence of contrary instructions, such shares will be voted (1) to set the size of the Board of Directors at twelve (12) until the next annual meeting of shareholders; (2) to elect as Directors the persons named on pages 3 and 4; and (3) to transact other business as may properly come before the meeting or any adjournments thereto.

         Although the Company does not intend to undertake any special effort to solicit proxies other than mailing the enclosed proxy and this Proxy Statement, the approximate mailing date of this proxy material being November 11, 1995, employees of the Company and members of and nominees to, the Board of Directors may solicit proxies either personally or by telephone. Employees, Board members and nominees will receive no additional compensation for their efforts. If the Board decides to solicit the beneficial owners of shares held by custodians, nominees or fiduciaries, the Company will reimburse such custodians and nominees for their reasonable out-of-pocket costs. The Company's expenses in soliciting proxies will be paid by the Company.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The outstanding voting securities of the Company consist of 26,609 shares of Class A common stock ($50 per share par value) and 710 shares of Class B common stock ($20 per share par value), all of which will be entitled to vote at the annual meeting on December 11, 1995. Every shareholder is entitled to one vote for each share of stock registered in his or her name at 5:00 p.m., on October 20, 1995. A majority of the combined number of outstanding shares of Class A and Class B common stock must be represented at the meeting to obtain the quorum required by the Bylaws of the Company to conduct business at the meeting, and both Class A and Class B shareholders vote together as a single class.

         Cumulative voting for Directors is permitted. Under this procedure, every voting shareholder has the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are Directors to be elected, or to cumulate his or her votes by giving a candidate as many votes as the number of such Directors multiplied by the number of his or her shares, or by dividing such cumulated votes in any proportion among any number of the candidates for Director. To vote cumulatively for one or more candidates, write on the proxy the names of such candidates and the number of shares being voted for each candidate.

         The following person is known to the Company to be the only beneficial owner of more than five percent of any class of the Company's voting securities, as of October 20, 1995:

                           NAME AND ADDRESS OF              AMOUNT BENEFICIALLY OWNED
TITLE OF CLASS               BENEFICIAL OWNER                    (NO. OF SHARES)                  PERCENT OF CLASS
--------------            ---------------------             -------------------------             ----------------
Class B                   Wallace T. Staatz                           700                               98.6
                          P.O. Box 490
                          Orting, WA  98360

         Directors, nominees for Director and Officers of the Company beneficially owned the following voting securities of the Company as of October 20, 1995.

                                                                    AMOUNT AND NATURE OF
                                           TITLE OF                 BENEFICIAL OWNERSHIP
NAME OF BENEFICIAL OWNER                    CLASS                      (NO. OF SHARES)            PERCENT OF CLASS
--------------------------                 -------                  --------------------          ----------------
Robert E. Carlson                             A                              20                         .08
William S. Coghill                            A                              21                         .08
Nancy K Dees (1)                              A                              30                         .11
Peter F. DeLaunay                             A                              20                         .08
Robert J. Diercks                             A                              20                         .08
David W. Gossard                              A                              62                         .23
Lawrence E. Hard                              A                              60                         .22
William W. Jeude                              A                              44                         .16
Thomas F. Leonard                             A                               1                         .00
Delight S. Mahalko                            A                              20                         .08
James C. Martinson                            A                               5                         .01
W. David Schodde, Jr.                         A                              50 (2)                     .19
                                                                            ---                        ----

All directors and officers as group:          A                             353                        1.32

--------------------
         (1) Ms. Dees' 30 shares are owned jointly with Paul Dees.

         (2) Of the 50 shares shown for Mr. Schodde, 29 shares are owned jointly by Mr. Schodde and his wife, Gretchen Allen Schodde, and 21 shares are owned of record by his wife.

                             ELECTION OF DIRECTORS

         The Company has a system of classification of Directors by which Directors serve three-year terms and their terms of office are staggered. Each year the shareholders establish the size of the Board for the coming year. It is the recommendation of the current Board that the shareholders set the size of the Board at twelve for the coming year, resulting in three equal units of four directors each.

         Unless otherwise specified in the proxy, the Proxy Committee intends to vote the proxies given to it in favor of the election as Directors of the Company of the persons listed below, to hold office for terms of three years from the day of this annual meeting and until their successors are elected and qualified. It a person or persons other than the nominees named below is or are nominated for election as a Director, the Proxy Committee may, with discretionary authority, vote cumulatively the shares given it for less than all of such nominees and/or may select from such nominees those for whom the proxies will be so voted. In case any of the nominees are unable or decline to serve, the proxy may be voted for another person in his or her stead. The Board of Directors has no reason to believe that any person named below will be unable or will decline to serve.

         All four nominees are current Directors of the Company, serving terms which expire at this annual meeting. Mr. Schodde and Ms. Mahalko have been directors since 1983. Mr. Jeude and Mr. Martinson have been directors since 1992.

         On the following pages, identifying information is provided for each person nominated for election to the Board of Directors, including their principal occupation during the last five years. Also shown is similar information for the Directors whose terms of office will continue after this annual meeting.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                          FOR TERMS TO EXPIRE IN 1998

WILLIAM W. JEUDE

  Mr. Jeude, 48, has served as a director since 1992. He is the owner and President of the Univest group of companies involved in investment banking and brokerage, mergers and acquisitions, and real estate brokerage, investment and development. Mr. Jeude has been a licensed general securities principal and broker since 1982, affiliated with Craig and Associates, Inc., a securities brokerage firm, as a registered representative since 1991. Mr. Jeude is a CPA and also holds a real estate designated broker license. He is chair of the Capital Committee and a member of the Budget/Finance/Audit Committee.

DELIGHT S. MAHALKO

  Ms. Mahalko, 60, has been a director since 1983 and has served as Treasurer of the corporation for the last four years. Since April of 1991, she has been an Executive Secretary for the Pacific Northwest Ski Areas Association. She has also served as Secretary for the Washington State Ski Industries. Ms. Mahalko worked as an Administrative Assistant for Mel Borgersen Consultants, International Ski Resort Consultants from January 1968 to April 1991. She is currently Chairman of the Budget/Finance/Audit Committee.

JAMES C. MARTINSON

  Mr. Martinson, 49, has been a director since 1992. From 1981 through 1992, he owned and operated Magic in Motion which manufactures sporting equipment for the disabled. In 1992, he merged his corporation with Sunrise Medical and now acts as manager of marketing for the Shadow Products division. Mr. Martinson is also an Olympic Gold Medalist for the U.S. Disabled Ski Team. He is a member of the Marketing and Public Relations Committee.

W. DAVID SCHODDE, JR.

  Mr. Schodde, 53, has been a director since 1983. He has served as Vice Chairman of the Board since June 1994. He has been the President of Enumclaw Landscape Maintenance, Inc., for the past twenty-four years, and the owner of Enumclaw Nursery for ten years. He is Vice Chairman of the Green River Community College Board of Trustees. Mr. Schodde is the Chairman of the Compensation Committee and a member of the Executive and the Budget/Finance/Audit Committees.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                           WHOSE TERMS EXPIRE IN 1997

WILLIAM S. COGHILL

  Mr. Coghill, 67, has been a director since 1985. In 1991, he became General Manager of Emco Wood Products, Inc., in Stanwood, Washington, after establishing the forest products industry consulting firm, Coghill & Associates. In 1989, he concluded 25 years in wood products production management and technology implementation with Weyerhaeuser company where his last position was Technology Marketing Manager. In September 1995, he accepted the business and operations improvement responsibilities for Tom Torrens Sculpture & Design, Inc., in Gig Harbor, Washington. Mr. Coghill is currently a member of the Compensation, Marketing, Public Relations, and Guest Satisfaction and Service Improvement Committees.

PETER F. DELAUNAY

  Mr. DeLaunay, 45, has served as director since 1992. He is a marketing professional who has worked with Crystal and Sun Valley resorts, and Helly-Hansen ski wear. Mr. DeLaunay is the President of DeLaunay Communications, Inc. He was formerly SVP/Director of Client Services for Hill and Knowlton, Inc. and EVP/Client Services Director for Elgin Syferd, Inc.
  Mr. DeLaunay serves on the Marketing and Public Relations Committee.

ROBERT J. DIERCKS

  Mr. Diercks, 54, has been a director since 1985. He is an attorney and a partner in the law firm of Foster Pepper & Shefelman. Mr. Diercks is currently a member of the Compensation Committee.

DAVID W. GOSSARD

Mr. Gossard, 65, has served as a director since October, 1994. He is an attorney who is currently a sole practitioner whose practice includes advising various business clients. Mr. Gossard is an experienced skier and has been a shareholder of the Company since 1963.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                           WHOSE TERMS EXPIRE IN 1996

ROBERT E. CARLSON

Mr. Carlson, 54, has been a director since 1987 and has served as Chairman of the Board since June 1994. He is the Manager of the Western Washington Fair Association in Puyallup. He is the Chairman of the Executive Committee and as Chairman of the Board, Mr. Carlson serves on all standing committees.

NANCY K. DEES

Ms. Dees, 56, has been a director since 1990. She holds a Bachelor of Science in Nursing and is a member of the Board of Directors of Northwest Regional Education Laboratory. Ms. Dees is also a member of the Board of Directors of Pierce County Medical Bureau and serves on the General Advisory Council of Bates Technical College in Tacoma. She is Vice President of the Puyallup School District Board of Directors. Ms. Dees is a member of the Compensation Committee.

LAWRENCE E. HARD

Mr. Hard, 51, has been a director since 1987 and has served as Secretary of the corporation since 1982. He is an attorney and shareholder of the law firm of LeSourd & Patten, P.S. Mr. Hard is the Chairman of the Nomination Committee and a member of the Executive Committee.

THOMAS F. LEONARD

Mr. Leonard, 51, has been a director since 1987 and has served as President of the corporation for the last eleven years. Prior to joining Crystal, he was Vice President, Corporate Administration for Vail, Beaver Creek. He has served on the board of the National Ski Areas Association and Washington State Ski Industries and is immediate past Chairman of the Pacific Northwest Ski Areas Association. Mr. Leonard is a member of the Executive Committee.

The following chart shows pertinent information concerning all of the Company's executive officers:


OFFICER'S NAME, TITLE AND PRINCIPAL OCCUPATION                               YEARS OF SERVICE
DURING THE LAST FIVE YEARS                                           AGE          AS OFFICER          TERM OF OFFICE (1)
----------------------------------------------------                -----    ------------------      ----------------
Robert E. Carlson (2)                                                54               5                 1
Chairman of the Board
Manager, Western Washington Fair Association

Thomas F. Leonard (3)                                                51              11                 1
President

Peter G. Gillis                                                      40               4                 1
Vice President, Mountain Operations
(Ski Resort Management, Crystal Mountain
 Resort; Bretonwood Resort, New Hampshire)

Lawrence E. Hard (4)                                                 51              13                 1
Secretary
(Shareholder, LeSourd & Patten, P.S.,
 Attorney at Law)

Delight S. Mahalko (5)                                               60               5                 1
Treasurer
(Executive Secretary, Pacific Northwest Ski Areas
 Association; administrative assistant, Mel
 Borgersen Consultants, International Ski Resort
 Consultants)

W. David Schodde, Jr. (6)                                            53               1                 1
Vice Chairman of the Board
(President, Enumclaw Landscape Maintenance,
 Owner, Enumclaw Nursery)

-----------------------------------------------------

(1) Each of the Company's officers is elected by the Board of Directors to serve a term of one year.

(2)  Mr. Carlson also serves as a Director whose term will expire in 1996.

(3)  Mr. Leonard also serves as a Director whose term will expire in 1996.

(4)  Mr. Hard also serves as a Director whose term will expire in 1996.

(5)  Ms. Mahalko is a nominee for Director whose term will expire in 1998.

(6)  Mr. Schodde is a nominee for Director whose term will expire in 1998.

         Eleven meetings of the Company's Board of Directors were held during the fiscal year ended September 30, 1995. All of the Directors attended at least 75 percent of the aggregate of the total number of meetings of the Board of Directors together with the total number of meeting of all standing committees of the Board on which he or she served, except for Mr. Martinson who attended 54% of the meetings.

         The Company's Board of Directors has standing Executive,
Budget/Finance/Audit, Nomination, and Compensation Committees which operated in the following manner during the past fiscal year:

         (a) The Executive Committee was composed of Directors Carlson (Chairman), Hard, Leonard, and Schodde. It held three meetings in the past fiscal year.

         (b) The Budget, Finance and Audit Committee was composed of Directors Mahalko (Chairman), Carlson, Jeude, and Schodde. It met four times during the past year. Its principal duty was to review the proposed winter and summer budgets and the audit, and to discuss with the auditors any pertinent matters raised by either the auditors or the Committee concerning the audit.

         (c) The Nomination Committee was composed of Directors Hard (Chairman) and Carlson. It met one time during the past year. This Committee considers nominees recommended by shareholders. Names and identifying personal information concerning fiscal year 1996 candidates, along with the name of the shareholder making the recommendation, should be submitted to the Chairman of the Committee or to the Company's administrative office at Crystal Mountain, Washington, no later than September 1, 1996.

         (d) The Compensation Committee was composed of Directors Schodde (Chairman), Coghill, Dees, and Diercks. This Committee considered executive compensation matters. It met four times during the past fiscal year.

                             EXECUTIVE COMPENSATION

         The Summary Compensation Table shows certain information for the Company's Chairman of the Board who performs the duties of the Chief Executive Officer and the other executive officer whose annual salary and bonus exceeds $100,000 for services rendered in all capacities during the fiscal year ended September 30, 1995, 1994, and 1993. The information includes the dollar value of base salaries, bonuses, the Company's contribution to the 401(k) retirement plan and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE


                                                                               401(K)
NAME AND PRINCIPAL                FISCAL                                     RETIREMENT        ALL OTHER
POSITION                           YEAR    SALARY           BONUS               PLAN          COMPENSATION
------------------------          ------   ------           -----            ----------       ------------
Robert E. Carlson                  1995     $ 12,000         $ 0              $     0           $     0
Chairman of the Board              1994        3,000           0                    0                 0

Thomas F. Leonard                  1995      110,000          (1)                  (2)            4,400(3)
President (4)                      1994       89,700           0                2,027             4,400
_______________________            1993       89,700           0                3,140            12,105

(1)      The amount of the bonus for 1995 is yet to be determined.
(2) The employer contribution to the retirement plan has not yet been made for 1995.

(3) The President receives the use of a car and rent-free use of living quarters located at Crystal Mountain Resort, the combined value of which is estimated to be as listed. The Board of Directors feel that it is essential that the President live at Crystal Mountain and provides a residence because no adequate private housing is otherwise available.

(4) Effective October 1, 1994, Mr. Leonard was covered by a Deferred Compensation Contract by which the Company pays money into a special account that will be available to Mr. Leonard when he terminates employment. The Company paid $30,000 into the account for Mr. Leonard's past years of service and $11,000 for the 1994-1995 fiscal year.

         The President, Thomas F. Leonard, the Vice President for Mountain Operations, Peter G. Gillis, and Robert E. Carlson, the Chairman of the Board, received cash compensation. All other executive officers and directors of the Company receive the equivalent of two season passes. The value of each season pass is $650 based on the full 1994-1995 season pass price. The passes were issued to eleven executive officers and directors for the 1994-1995 ski season.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the period October 1, 1994 through September 30, 1995, the Company paid approximately $80,496.90 for legal services and costs to LeSourd & Patten, P.S. Lawrence E. Hard, a Director and officer of the Company, is a member of that firm. The Company paid approximately $77,066.66 for public relations services to DeLaunay Communications, Inc. Peter F. DeLaunay, a Director of the Company, is the President of that firm.

                                  ACCOUNTANTS

         The Company employed Moss Adams, LLP as its independent public accountants during the past fiscal year. During the two most recent fiscal years, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure. The principal accountant's report on the financial statements has never contained an adverse opinion or a disclaimer of opinion, or been modified as to uncertainty, audit scope, or accounting principles.

         Representatives of Moss Adams, LLP are expected to be present at the shareholders meeting, with the opportunity given to them to make a statement if they so desire, and to respond to appropriate questions.

                                 OTHER MATTERS

         The Board of Directors does not intend to bring any matters before the meeting other than those specified herein, and the Board of Directors does not have any information that other matters will be introduced at the meeting. If other matters are introduced, it is the intention of the Proxy Committee to vote the proxies in accordance with its judgment.

                     SHAREHOLDER PROPOSALS FOR NEXT MEETING

         Shareholder proposals intended for inclusion in next year's proxy statement should be sent to Lawrence E. Hard, Secretary, Crystal Mountain, Inc., One Crystal Mountain Blvd., Crystal Mountain, Washington 98022, and must be received by July 12, 1996.

                               RETURN OF PROXIES

         If the accompanying proxy is properly executed and delivered to the Company's Secretary, Lawrence E. Hard at 2400 Columbia Center, 701 5th Avenue, Seattle, Washington 98104-7095, prior to 5:00 p.m. (PST), on December 11, 1995, or to him at the place of the annual meeting prior to the opening of the meeting, it will be voted in accordance with any specification.

         All shareholders are requested to act promptly and send in the accompanying proxy whether or not they plan to be present. If you do attend, your proxy may be returned to you at the door, if you wish, before you enter the meeting. If you plan to attend the meeting but are unable to send in your proxy in advance, please telephone the Company's Secretary, Lawrence E. Hard, at (206) 624-1040, and advise us of that fact.

BY ORDER OF THE BOARD OF DIRECTORS

November 11, 1995                                /s/ Lawrence E. Hard
                                                     Secretary

                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    The annual meeting of Crystal Mountain, Inc. will be held at
   [CRYSTAL         7:30 p.m., December 11, 1995 at the Sea-Tac Marriott Hotel,
 MOUNTAIN LOGO]     3201 South 176th Street, Seattle, Washington. The Board of
  One Crystal       Directors requests that you authorize the Proxy Committee it
 Mountain Blvd.     has appointed consisting of Lawrence E. Hard, Robert E.
Crystal Mountain,   Carlson, and Thomas F. Leonard (or any of them) with the
    WA 98022        power of substitution, to vote all of your stock just as if you were present and voting at the meeting and any adjournments, as you indicate below:

1. ESTABLISHING SIZE OF BOARD: To establish the size of the Board of Directors at 12 for the coming year:
                  /  / FOR                        /  / AGAINST
If you vote "against" the size of the Board at 12, please indicate the number of persons who should be on the Board (Must be no less than 9 and no more than 18): ________

2. ELECTION OF DIRECTORS:     /  / FOR all nominees listed below
                                   (except as marked to the contrary below)

                              /  / WITHHOLD AUTHORITY
                                   to vote for all nominees below:

William W. Jeude  Delight S. Mahalko  James C. Martinson  W. David Schodde, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name.)
To vote cumulatively for one or more nominees, write the name(s) and the number of shares being voted for each nominee:

     ______________________________________________________________________

3. DISCRETIONARY AUTHORITY: To vote on any other matter coming before the meeting in their discretion (as of this date no other matters are known to the Board of Directors.)
             /  / GRANT AUTHORITY         /  / WITHHOLD AUTHORITY
                     Please date and sign on reverse side.


The undersigned hereby revoke(s) any proxy previously given to vote such shares. The Board of Directors recommends a vote "FOR" each of the proposals on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 OR IN A MANNER DEEMED APPROPRIATE BY THE PROXY COMMITTEE.

                               When shares are held by joint tenants both should sign. When signing as Attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person. If your address differs from that on the envelope, please notify Crystal Mountain, Inc.

                               Dated _________________________, 1995.

                               _________________________________________________
                               Signature

                               _________________________________________________
                               Signature (if jointly held)

                               Please mark, sign, date and return the Proxy card promptly using the enclosed envelope.